Smith Barney
Oregon
Municipals
Fund

A N N U A L     R E P O R T

A p r i l  3 0,  1 9 9 9


Smith Barney
Oregon
Municipals
Fund

Dear Shareholder:

We are pleased to provide the annual report for the Smith Barney Oregon Municipals Fund ("Fund") for the year ended April 30, 1999. In this report, we summarize the period's prevailing economic and market conditions and outline our portfolio strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow.


Performance and Investment Strategy Update

The Smith Barney Oregon Municipals Fund seeks to provide Oregon investors with as high a level of dividend income exempt from federal income tax and Oregon state personal income tax as is consistent with prudent investment management and preservation of capital.

For the year ended April 30, 1999, the Fund's Class A shares returned 6.56% before the deduction of any sales charges and outperformed the average total return for Oregon municipal bond funds of 5.90% during the same period according to Lipper, Inc. (Lipper is an independent fund-tracking organization.) Performance information for the Fund's other share classes can be found on page five.

Based on its net asset value ("NAV") of $10.87 as of April 30, 1999 and the current distribution rate of $0.049 for Class A shares, the Fund's annualized distribution rate is 5.41%. For an Oregon investor in a combined federal and state tax bracket of 41.76%, the Fund's tax-exempt yield of 5.41% is equivalent to a taxable yield of 9.29%. (This figure assumes an investor in a federal income tax bracket of 36%.)

In keeping with the Fund's objective, we have continued to emphasize high current income in our bond selections. The Fund's credit quality remained very strong during the fiscal year, with 90.8% of its bonds rated investment grade or better. Moreover, 34.2% of the Fund's holdings were rated AAA, the highest bond rating. During the period, we have continued to lengthen the Fund's maturity structure. As of April 30, 1999, the weighted average life of the Portfolio was 11.5 years.


--------------------------------------------------------------------------------
Smith Barney Oregon Municipals Fund                                            1

HEATH B.            PETER M.
MCLENDON            COFFEY

Chairman            Vice President


In addition, we have maintained broad diversification over a range of different kinds of bonds. We continue to emphasize select hospital bonds because we believe that these bonds offer slightly higher yields than similarly-rated bonds of other categories. As of April 30, 1999, the Portfolio's assets were concentrated in general obligation bonds (18.0%), education bonds (15.8%) and multi-family housing bonds (11.1%).


Oregon Economic Highlights

After slowing somewhat in 1998, Oregon's economy gained momentum in recent months, led primarily by strong consumer spending. Like other Pacific Coast states, Oregon has increasingly relied on Asian markets to fuel economic growth. As Asian nations progress towards their own economic recovery, Oregon's economy has likewise benefited, especially in the tech-heavy manufacturing industries. However, Oregon's job growth continues to lag its neighbors, particularly California and Washington. In addition, its timber industry has also suffered in the midst of falling prices for many natural resources.

Oregon state officials remain optimistic on the Beaver State's future economic prospects. According to a recent report issued by Oregon's Office of Economic Analysis, its economy is predicted to surpass U.S. economic growth over the next two years, but mild in comparison to Oregon's boom years of the early 1990s. We agree with this official assessment of Oregon's future fiscal health and believe that Oregon's economy and debt structure remain fundamentally sound.


Municipal Bond Market and Economic Overview

During much of the past year, the municipal bond market was an oasis of stability compared to the significant turmoil experienced by other fixed-income markets. In the wake of Russia's loan default, growing numbers of creditors became increasingly risk averse. In response, the Federal Reserve Board ("Fed") lowered short-term interest-rates by 0.75% in three separate actions over the course of several weeks. These interest rate cuts helped lift bond markets. In the midst of the turmoil, many investors fled to the relative safe haven of U.S. Treasury bonds, sparking a sharp rally which sent long-term government interest rates to their lowest level in more than thirty years. The 30-year U.S. Treasury bond yield fluctuated approximately 1.36% from March 31, 1998 to March 31, 1999. In contrast, municipal bond yields (as measured by the Bond Buyers 25 Revenue Index) were far less volatile and remained confined to a much narrower range of roughly 0.41% during the same period.

Despite jittery financial markets, the U.S. economy continued to expand vigorously, defying the expectations of many economists. The domestic economy grew at an annual rate of 3.5% in the first quarter of 1999, coming off the heels of a brisk 6% annual growth rate for the fourth quarter of 1998. The unemployment rate hovered just above 4.2% in March 1999, a 29-year low. Yet, inflationary pressures have been well contained. The Consumer Price Index ("CPI") rose a mere 0.2% in January 1999 and an even more modest 0.1% in February 1999.


--------------------------------------------------------------------------------
2                                             1999 Annual Report to Shareholders

In our view, inflationary pressures have been held in check by a fortunate combination of ongoing economic weakness abroad, added cost controls in health care and the expanding role of technology. Economic recessions in many parts of the world have helped keep import prices down, especially in key commodities such as food and energy. In addition, the cost controls introduced by managed health-care companies have begun to bring down medical costs and the growing use of technology has not only boosted worker productivity, but has also made many consumer goods companies much more cost competitive.

Municipal bonds, along with many other financial assets, have benefited from the high-growth, low-inflation U.S. economy. Similar to other types of bonds, municipal bond yields have declined but their real rate of return (i.e. the rate of return after subtracting the effects of inflation) has remained historically high. Moreover, long-term municipal bonds currently yield approximately 90% of long-term U.S. Treasury bond yields. Typically, municipal bonds are considered a good relative value when they yield approximately 85% of comparable-maturity U.S. Treasury bonds.

A strong U.S. economy and low interest rates have encouraged many municipalities to issue more bonds and refinance more expensive existing debt. We believe the ability of the market to absorb the unusually heavy municipal bond issuance last year is an indication of the health of the municipal bond market. This steady equilibrium of supply and demand is one reason that municipal bond prices have remained stable compared to other fixed-income assets.


Municipal Bond Market Outlook

Over the near term, we remain largely positive on the prospects for municipal bonds. In our judgement, Fed monetary policy will likely remain on hold until signs of inflation surface. However, while we believe that inflation should remain subdued, continued strong momentum in the U.S. economy has raised inflation concerns. While the Fed has elected to leave short-term interest rates unchanged, a much stronger than expected jump in the CPI in April prompted the Fed to change its bias toward tightening monetary policy. This increases the likelihood that the Fed will raise short-term interest rates at its next Federal Open Market Committee meeting on June 30, 1999 if the economy continues to exhibit signs of increasing inflationary pressures. However, the fundamental conditions underpinning the currently benign inflationary environment, (i.e., weak foreign economies with excess capacity and tepid demand coupled with strong productivity gains in our economy) appear to remain in place.

After a period of substantial volatility, we expect that U.S. Treasury bonds will fluctuate within a fairly narrow trading range in the coming months. Moreover, new municipal bond issuance volume for 1999 is down significantly from last year. If this pattern holds, it could set the stage for a municipal bond rally later in the year.


--------------------------------------------------------------------------------
Smith Barney Oregon Municipals Fund                                            3

In closing, we would like to thank you for your investment in the Smith Barney Oregon Municipals Fund. We look forward to helping you achieve your financial goals.


Sincerely,


Heath B. McLendon                Peter M. Coffey
Chairman                         Vice President


May 25, 1999

--------------------------------------------------------------------------------
4                                             1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance -- Class A Shares

                              Net Asset Value
                         -------------------------
                          Beginning        End          Income       Capital Gain      Total
Year Ended                 of Year       of Year      Dividends     Distributions     Returns(1)
----------------------   -----------   -----------   -----------   ---------------   -----------
4/30/99                  $ 10.76       $ 10.87       $ 0.49        $ 0.09             6.56%
------------------       -------       -------       ------        ------            -----
4/30/98                   10.27         10.76         0.52          0.00              9.97
------------------       -------       -------       ------        ------            -----
4/30/97                   10.26         10.27         0.54          0.15              7.01
------------------       -------       -------       ------        ------            -----
4/30/96                   10.09         10.26         0.54          0.06              7.70
------------------       -------       -------       ------        ------            -----
Inception*-4/30/95++       9.55         10.09         0.49          0.00             11.08+
------------------       -------       -------       ------        ------            -----
Total                                                $ 2.58        $ 0.30
------------------                                   ------        ------


--------------------------------------------------------------------------------
Historical Performance -- Class B Shares

                              Net Asset Value
                         -------------------------
                          Beginning        End          Income       Capital Gain      Total
Year Ended                 of Year       of Year      Dividends     Distributions     Returns(1)
----------------------   -----------   -----------   -----------   ---------------   -----------
4/30/99                  $ 10.75       $ 10.85       $ 0.44        $ 0.09             5.94%
------------------       -------       -------       ------        ------            -----
4/30/98                   10.26         10.75         0.47          0.00              9.43
------------------       -------       -------       ------        ------            -----
4/30/97                   10.25         10.26         0.49          0.15              6.48
------------------       -------       -------       ------        ------            -----
4/30/96                   10.09         10.25         0.49          0.06              7.09
------------------       -------       -------       ------        ------            -----
Inception*-4/30/95++       9.55         10.09         0.45          0.00             10.59+
------------------       -------       -------       ------        ------            -----
Total                                                $ 2.34        $ 0.30
------------------                                   ------        ------


--------------------------------------------------------------------------------
Historical Performance -- Class L Shares(2)

                            Net Asset Value
                       -------------------------
                        Beginning        End          Income       Capital Gain      Total
Year Ended               of Year       of Year      Dividends     Distributions     Returns(1)
--------------------   -----------   -----------   -----------   ---------------   -----------
4/30/99                $ 10.76       $ 10.86       $ 0.44        $ 0.09            5.90%
------------------     -------       -------       ------        ------            -----
4/30/98                 10.27         10.76         0.46          0.00             9.38
------------------     -------       -------       ------        ------            -----
4/30/97                 10.26         10.27         0.48          0.15             6.43
------------------     -------       -------       ------        ------            -----
Inception*-4/30/96      10.28         10.26         0.47          0.06             4.99+
------------------     -------       -------       ------        ------            -----
Total                                              $ 1.85        $ 0.30
------------------                                 ------        ------


It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.


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Smith Barney Oregon Municipals Fund                                            5

--------------------------------------------------------------------------------
Average Annual Total Return

                                       Without Sales Charge(1)
                               ---------------------------------------
                                 Class A       Class B      Class L(2)
                               -----------   -----------   -----------
Year Ended 4/30/99              6.56%         5.94%        5.90%
----------------------------    ----          ----         -----
Inception* through 4/30/99      8.56++        7.99++       6.73
----------------------------    ----          ----         -----


                                        With Sales Charge(3)
                               ---------------------------------------
                                 Class A       Class B      Class L(2)
                               -----------   -----------   -----------
Year Ended 4/30/99              2.28%         1.44%        3.83%
----------------------------    ----          ----         -----
Inception* through 4/30/99      7.66++        7.84++       6.47
----------------------------    ----          ----         -----


--------------------------------------------------------------------------------
Cumulative Total Return


                                             Without Sales Charge(1)
                                            --------------------------
Class A (Inception* through 4/30/99)                 50.02%++
-----------------------------------------            --------
Class B (Inception* through 4/30/99)                 46.20++
-----------------------------------------            --------
Class L (Inception* through 4/30/99)(2)               29.44
-----------------------------------------            --------


(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) On June 12, 1998, Class C shares were renamed Class L shares.

(3) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 4.00% and 1.00%, respectively. Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

* The inception date for Class A and B shares is May 23, 1994 and May 16, 1995 for Class L shares.

++ Total return includes the effect of the cash contribution to capital from the investment adviser which was made on October 24, 1994. Without this cash contribution the total returns would have been:


                                                          Class A      Class B
                                                         ---------   ----------
   Inception*through 4/30/95                              6.23%       5.55%
------------------------------------------------------   -----       -----
   Inception* through 4/30/99:
    Average Annual Total Return Without Sales Charge      7.88        7.24
    Average Annual Total Return With Sales Charge         6.99        7.08
------------------------------------------------------   -----       -----
   Cumulative Total Return                               45.48%      41.22%
------------------------------------------------------   -----       -----


--------------------------------------------------------------------------------
6                                             1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
 Historical Performance (unaudited)

             Growth of $10,000 Invested in Class A and B Shares of
                    Smith Barney Oregon Municipals Fund vs.
                   the Lehman Brothers Municipal Bond Index+
--------------------------------------------------------------------------------
                             May 1994 -- April 1999


+ Hypothetical illustration of $10,000 invested in Class A shares at inception on May 23, 1994, assuming deduction of the maximum 4.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through April 30, 1999. In addition, there is an hypothetical illustration of $10,000 invested in Class B shares at inception on May 23, 1994, assuming deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. The Lehman Brothers Municipal Bond Index is a broad based, total return index comprised of investment grade, fixed rate municipal bonds selected from issues larger than $50 million issued since January 1991. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other class of shares may be greater or less than Class A and B shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other class.

 All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

* This figure includes the effect of the cash contribution to capital from the investment adviser.

--------------------------------------------------------------------------------
Smith Barney Oregon Municipals Fund                                            7

--------------------------------------------------------------------------------
Portfolio Highlights (unaudited)                                  April 30, 1999

Portfolio Breakdown



Summary of Investments by Combined Ratings

                        Standard &       Percentage of
 Moody's     and/or       Poor's       Total Investments
---------   --------   ------------   ------------------
   Aaa                      AAA               34.2%
    Aa                      AA                19.8
    A                        A                24.1
   Baa                      BBB               12.7
    NR                      NR                 9.2
                                             -----
                                             100.0%
                                             =====


--------------------------------------------------------------------------------
8                                             1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
 Schedule of Investments                                          April 30, 1999


     FACE
    AMOUNT     RATING (a)                             SECURITY                               VALUE
-------------- ------------ ----------------------------------------------------------- --------------
Education -- 15.8%
 $ 1,000,000   AAA          Clackamas County School District No. 12, FGIC-Insured,
                            5.250% due 6/1/15                                           $ 1,037,500
   1,000,000   AAA          Columbia County School District No. 502, FGIC-Insured,
                            zero coupon due 6/1/18                                          383,750
   1,000,000   AAA          Marion County School District No. 103C, Woodburn Deferred
                            Interest, Series B, FGIC-Insured, zero coupon due 11/1/12       536,250
     500,000   AAA          Multnomah County Educational Facilities Revenue,
                            (University of Portland Project), Refunding Bonds,
                            AMBAC-Insured, 5.000% due 4/1/18                                495,000
   1,000,000   AAA          Oregon Health Sciences, University Revenue, Series A,
                            MBIA-Insured, zero coupon due 7/1/13                            506,250
   1,000,000   AA           Oregon State Board Higher Education, Series A, 6.000%
                            due 8/1/26                                                    1,123,750
                            Oregon State Health, Housing, Educational & Cultural
                            Facilities Authority, Series A:
     500,000   Baa1*          Linfield College Project, 5.500% due 10/1/18                  503,125
     430,000   A3*            Oak Tree Foundation Project, 6.100% due 5/1/15                453,650
     500,000   AAA          Southwestern Oregon Community College District,
                            AMBAC-Insured, 5.600% due 6/1/16                                526,250
                            Washington County School District No. 088J, (Sherwood
                            Project), FSA-Insured:
     400,000   AAA            Pre-Refunded--Escrowed with U.S. government
                              securities to 6/1/05 Call @ 100, 6.100%
                              due 6/1/12                                                    444,000
     100,000   AAA            6.100% due 6/1/12                                             109,750
 ------------- ------------ ----------------------------------------------------------- -----------
                                                                                          6,119,275
                                                                                        -----------
General Obligation -- 18.0%
     450,000   AAA          Chemeketa Community College District, GO,
                            FGIC-Insured, 5.800% due 6/1/12                                 495,563
     500,000   AAA          Lane County Bethel, GO, School District No. 052,
                            FGIC-Insured, 6.400% due 12/1/09                                566,250
     500,000   AAA          Lincoln County School District, GO, Series 95,
                            FGIC-Insured, 5.250% due 6/15/12                                523,750
                            Oregon State Veterans Welfare, GO:
     500,000   AA            Series 76A, 5.900% due 10/1/17                                 550,625
     500,000   AA            Series 77, 5.200% due 10/1/18                                  505,625
                            Puerto Rico Commonwealth, GO:
   1,500,000   A             Capital Appreciation, Public Improvement, zero
                             coupon due 7/1/14                                              721,875
                             Public Improvement Refunding Bonds:
   1,000,000   AAA            AMBAC-Insured, 4.500% due 7/1/23                              923,750
   1,000,000   A              5.500% due 7/1/13                                           1,083,750
   1,000,000   Aa3*         Washington, Multnomah & Yamhill Counties, School
                            District No. 1J, Refunding Bonds, 5.000% due 11/1/14          1,028,750

See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Oregon Municipals Fund                                            9

--------------------------------------------------------------------------------
Schedule of Investments (continued)                               April 30, 1999

    FACE
   AMOUNT    RATING (a)                            SECURITY                               VALUE
------------ ------------ ---------------------------------------------------------- --------------
General Obligation -- 18.0% (continued)
$ 500,000    AAA          Yamhill County School District No. 040, FGIC-Insured,
------------ ------------ ----------------------------------------------
                          5.600% due 6/1/16                                          $   538,125
                          ---------------------------------------------------------- -----------
                                                                                       6,938,063
                                                                                     -----------
Hospitals -- 6.9%

  500,000    A            Benton County Hospital Facility Authority Revenue,
                          (Samaritan Health Services Project), 5.200% due
                          10/1/17                                                        498,750
  595,000    BBB+         Klamath Falls Intercommunity Hospital Authority
                          Revenue, (Gross-Merle West Medical Center Project),
                          7.100% due 9/1/24                                              649,294
1,000,000    AAA          Medford Hospital Facility Authority Revenue, Asante
                          Health Systems, Series A, MBIA-Insured, 5.000%
                          due 8/15/18                                                    982,500
  500,000    BBB          Puerto Rico Industrial Tourist Education, Medical &
------------ ------------ ----------------------------------------------
                          Environmental Control Facilities, (Ryder Memorial
                          Hospital Project), Series A, 6.700% due 5/1/24                 541,250
                          ---------------------------------------------------------- -----------
                                                                                       2,671,794
                                                                                     -----------
Housing: Multi-Family -- 11.1%

  215,000    Aa2*         Oregon State Housing & Community Services, Housing
                          & Finance Revenue Bonds, Assisted or Insured
                          Multi-Unit Mortgages, Series A, FHA-Insured,
                          6.800% due 7/1/13                                              226,556
                          Portland Housing Authority, Multi-Family Revenue:
  500,000    AA            Columbia Street Apartments Project, Series B, 5.500%
                           due 12/1/21(b)                                                507,500
                           Series A:
  500,000    Aa1*           Cherry Blossom Apartments, GNMA-Collateralized,
                            6.100% due 12/20/26(b)                                       540,000
1,000,000    Aa3*           Cherry Ridge Project, 6.250% due 5/1/12(b)                 1,051,250
  300,000    NR             Sr. Lien Revenue, (Fairview Woods Project), 6.875%
                            due 8/1/14                                                   341,625
  555,000    AAA          Portland Multi-Family Revenue, Collins Circle Apartments,
                          FNMA-Collateralized, 5.125% due 6/1/21(b)                      546,675
1,000,000    A1*          Washington County Housing Authority, Multi-Family
------------ ------------ ----------------------------------------------
                          Revenue, (Bethany Meadows Project), 6.250%
                          due 8/1/13(b)                                                1,057,500
                          ---------------------------------------------------------- -----------
                                                                                       4,271,106
                                                                                     -----------
Housing: Single-Family -- 8.4%

                          Oregon State Housing & Community Services, Mortgage
                          Revenue Bonds, Single-Family Mortgage Program:
1,500,000    Aa2*           Series B, 6.875% due 7/1/28                                1,601,250
  475,000    Aa2*           Series D, 6.500% due 7/1/24(b)                               499,937
  500,000    A            Portland Housing Authority Revenue, Pooled Housing,
                          Series A, 5.000% due 1/1/19                                    495,625

See Notes to Financial Statements.


--------------------------------------------------------------------------------
10                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                               April 30, 1999


    FACE
   AMOUNT    RATING (a)                             SECURITY                               VALUE
------------ ------------ ----------------------------------------------------------- --------------
Housing: Single-Family -- 8.4% (continued)

$ 330,000    AAA          Puerto Rico Housing Bank & Finance Agency, Single-
                          Family Mortgage Revenue, Affordable Housing
                          Mortgage-Portfolio I, GNMA/FNMA/FHLMC-
                          Collateralized, 6.250% due 4/1/29(b)                        $   352,275
  270,000    AAA          Virgin Islands HFA, Single-Family Mortgage Revenue,
------------ ------------ ------------------------------------------------
                          Program A, GNMA-Collateralized, 6.450% due 3/1/16(b)            285,525
                          ----------------------------------------------------------- -----------
                                                                                        3,234,612
                                                                                      -----------
Industrial Development -- 2.7%

1,000,000    Baa2*        Oregon State EDR, Georgia-Pacific Corp., Series CVLII,
------------ ------------ ------------------------------------------------
                          6.350% due 8/1/25(b)                                          1,055,000
                          ----------------------------------------------------------- -----------
Life Care Systems -- 5.1%
  400,000    NR           Albany Hospital Facilities Authority Revenue, Mennonite
                          Home of Albany Inc., 5.900% due 10/1/20                         406,000
                          Clackamas County Hospital Facilities Authority Revenue:
1,000,000    A             Kaiser Permanente, Series A, 5.375% due 4/1/14               1,031,250
  500,000    NR            Robison Jewish Home Project, 6.250% due 10/1/28                527,500
------------ ------------ ----------------------------------------------------------- -----------
                                                                                        1,964,750
                                                                                      -----------
Miscellaneous -- 8.7%

  435,000    A3*          Deschutes County, COP, 5.000% due 6/1/16                        426,844
                          Oregon State Bond Bank Revenue, Economic
                          Development Department, Series 1:
  550,000    A2*            Pre-Refunded-Escrowed with U.S. government
                            securities to 1/1/03 Call @ 102, 6.700%
                            due 1/1/15(c)                                                 613,250
   50,000    A2*            6.700% due 1/1/15                                              55,938
  500,000    AAA          Oregon State Department of Administrative Services,
                          COP, Series A, AMBAC-Insured, 5.800% due 5/1/24                 556,250
  500,000    BBB          Puerto Rico Housing Bank & Finance Agency, Kidder,
                          7.500% due 12/1/06                                              583,750
                          Virgin Islands Public Finance Authority Revenue, Sr. Lien:
  500,000    BBB-          Series A, 5.500% due 10/1/18                                   509,375
  500,000    NR            Series E, 5.750% due 10/1/13                                   517,500
  100,000    NR           Western Generation Agency, (Wauna Cogeneration
------------ ------------ ------------------------------------------------
                          Project), Series B, 7.250% due 1/1/09(b)                        108,250
                          ----------------------------------------------------------- -----------
                                                                                        3,371,157
                                                                                      -----------
Pollution Control -- 1.2%

  450,000    A3*          Port Umpqua Pollution Control, (International Paper Co.
------------ ------------ ------------------------------------------------
                          Projects), Series A, 5.050% due 6/1/09                          462,937
                          ----------------------------------------------------------- -----------
Tax Allocation -- 0.7%
  250,000    A-           Medford Urban Renewal Agency, Tax Revenue, Series A,
------------ ------------ ------------------------------------------------
                          5.875% due 9/1/10                                               263,750
                          ----------------------------------------------------------- -----------

                       See Notes to Financial Statements.



--------------------------------------------------------------------------------
Smith Barney Oregon Municipals Fund                                           11

--------------------------------------------------------------------------------
Schedule of Investments (continued)                               April 30, 1999


    FACE
   AMOUNT    RATING (a)                             SECURITY                                VALUE
------------ ------------ ------------------------------------------------------------ --------------
Transportation -- 7.5%
                          Port Portland Airport Revenue, Portland International
                          Airport, FGIC-Insured:
$ 400,000    AAA            Series 10, 5.750% due 7/1/25(b)                            $   421,500
  500,000    AAA            Series 12C, 5.000% due 7/1/18(b)                               488,125
1,500,000    A            Puerto Rico Commonwealth Highway & Transportation
                          Authority, Highway Revenue, Series Y, 5.000%
                          due 7/1/36                                                     1,471,875
  500,000    Baa2*        Puerto Rico Port Authority Revenue, Special Facilities,
------------ ------------ ----------------------------------------------
                          American Airlines, Series A, 6.250% due 6/1/26(b)                535,625
                          ------------------------------------------------------------ -----------
                                                                                         2,917,125
                                                                                       -----------
Utilities -- 6.5%

  500,000    BBB          Guam Power Authority Revenue, Series A, 6.300%
                          due 10/1/22                                                      536,875
1,000,000    NR           Klamath Falls Electric Revenue, Sr. Lien, 5.875%
                          due 1/1/16                                                     1,010,000
1,000,000    AAA          Puerto Rico Electric Power Authority, Series EE, 4.500%
------------ ------------ ----------------------------------------------
                          due 7/1/18                                                       945,000
                          ------------------------------------------------------------ -----------
                                                                                         2,491,875
                                                                                       -----------
Water and Sewer -- 7.4%

  250,000    A+           Beavertown Water Revenue, Series 1994, 6.125%
                          due 6/1/14                                                       266,250
  360,000    A+           Clackamas County Service District No. 001, Sewer
                          Revenue, 6.375% due 10/1/14                                      396,450
  500,000    AAA          Klamath Falls Water Revenue, FSA-Insured, 5.600%
                          due 7/1/16                                                       526,250
  600,000    NR           Port Umatilla Water Revenue, 6.650% due 8/1/22(b)                640,500
1,000,000    AAA          Tualatin Valley Water District, FSA-Insured, 5.100%
------------ ------------ ----------------------------------------------
                          due 6/1/14                                                     1,023,750
                          ------------------------------------------------------------ -----------
                                                                                         2,853,200
                                                                                       -----------
                          TOTAL INVESTMENTS -- 100%
                          $36,716,642**)                                               $38,614,644
                          -----------                                                  -----------

(a) All ratings are by Standard & Poor's Ratings service with the exception of those identified by an asterisk (*), which are rated by Moody's Investor Service, Inc.
(b) Income from these issues is considered a preference item for purposes of calculating the alternative minimum tax.
(c) Pre-Refunded bonds escrowed with U.S. government securities and bonds escrowed to maturity with U.S. government securities are considered by the investment adviser to be triple-A rated even if the issuer has not applied for new ratings.
** The cost for Federal income tax purposes is $36,474,915.


See pages 13 and 14 for definition of ratings and certain security descriptions.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
12                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Bond Ratings (unaudited)


The definitions of the applicable rating symbols are set forth below:


Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "BBB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.


AAA   --   Bonds rated "AAA" have the highest rating assigned by Standard &
           Poor's. Capacity to pay interest and repay principal is extremely strong.
AA    --   Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.
A     --   Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB   --   Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Baa," where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa   --   Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa    --   Bonds rated "Aa" are judged to be of high quality by all standards.
           Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A     --   Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa   --   Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
NR    --   Indicates that the bond is not rated by Standard & Poor's or Moody's.


--------------------------------------------------------------------------------
Smith Barney Oregon Municipals Fund                                           13

--------------------------------------------------------------------------------
Short-Term Security Ratings (unaudited)


SP-1     --    Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
A-1      --    Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
VMIG 1   --    Moody's highest rating for issues having a demand feature--VRDO.
P-1      --    Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.


--------------------------------------------------------------------------------
  Security Descriptions (unaudited)


ABAG     --    Association of Bay Area
                Governments
AIG      --    American International Guaranty
AMBAC    --    AMBAC Indemnity Corporation
BAN      --    Bond Anticipation Notes
BIG      --    Bond Investors Guaranty
CGIC     --    Capital Guaranty Insurance
                Company
CHFCLI   --    California Health Facility
                Construction Loan Insurance
CONNIE   --    College Construction Loan
  LEE           Insurance Association
COP      --    Certificate of Participation
EDA      --    Economic Development Authority
EDR      --    Economic Development Revenue
ETM      --    Escrowed To Maturity
FGIC     --    Financial Guaranty Insurance
                Company
FHA      --    Federal Housing Administration
FHLMC    --    Federal Home Loan Mortgage
                Corporation
FLAIRS   --    Floating Adjustable Interest
                Rate Securities
FNMA     --    Federal National Mortgage
                Association
FRTC     --    Floating Rate Trust Certificates
FSA      --    Financing Security Assurance
GIC      --    Guaranteed Investment Contract
GNMA     --    Government National Mortgage
                Association
GO       --    General Obligation
HDC      --    Housing Development
                Corporation
HFA      --    Housing Finance Authority
IDA      --    Industrial Development
                Authority
IDB      --    Industrial Development Board
IDR      --    Industrial Development
                Revenue
INFLOS   --    Inverse Floaters
ISD      --    Independent School District
LOC      --    Letter of Credit
MBIA     --    Municipal Bond Investors
                Assurance Corporation
MVRICS   --    Municipal Variable Rate Inverse
                Coupon Security
PCR      --    Pollution Control Revenue
PSF      --    Permanent School Fund
RAN      --    Revenue Anticipation Notes
RIBS     --    Residual Interest Bonds
RITES    --    Residual Interest Tax-Exempt
                Securities
TAN      --    Tax Anticipation Notes
TECP     --    Tax-Exempt Commercial Paper
TOB      --    Tender Option Bonds
TRAN     --    Tax and Revenue Anticipation
                Notes
SYCC     --    Structured Yield Curve
                Certificate
VA       --    Veterans Administration
VRDD     --    Variable Rate Daily
                Demand
VRWE     --    Variable Rate Wednesday
                Demand



--------------------------------------------------------------------------------
14                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Assets and Liabilities                               April 30, 1999

ASSETS:
 Investments, at value (Cost -- $36,716,642)                                      $38,614,644
 Interest receivable                                                                 600,208
 Receivable for Fund shares sold                                                      42,486
--------------------------------------------------------------------------------- -----------
 Total Assets                                                                     39,257,338
--------------------------------------------------------------------------------- -----------
LIABILITIES:
 Payable to bank                                                                      91,100
 Dividend payable                                                                     49,241
 Administration fees payable                                                          45,396
 Investment advisory fees payable                                                     28,721
 Payable for Fund shares purchased                                                     8,264
 Distribution fees payable                                                             6,860
 Accrued expenses                                                                     43,749
--------------------------------------------------------------------------------- -----------
 Total Liabilities                                                                   273,331
--------------------------------------------------------------------------------- -----------
Total Net Assets                                                                  $38,984,007
--------------------------------------------------------------------------------- -----------
NET ASSETS:
 Par value of shares of beneficial interest                                       $    3,590
 Capital paid in excess of par value                                              37,027,181
 Undistributed net investment income                                                   1,019
 Accumulated net realized gain from security transactions and futures contracts       54,215
 Net unrealized appreciation of investments                                        1,898,002
--------------------------------------------------------------------------------- -----------
Total Net Assets                                                                  $38,984,007
--------------------------------------------------------------------------------- -----------
Shares Outstanding:
  Class A                                                                          1,471,640
------------------------------------------------------------------------------
  Class B                                                                          1,827,551
------------------------------------------------------------------------------
  Class L                                                                            290,558
------------------------------------------------------------------------------
Net Asset Value:
  Class A (and redemption price)                                                  $    10.87
------------------------------------------------------------------------------
  Class B*                                                                        $    10.85
------------------------------------------------------------------------------
  Class L**                                                                       $    10.86
------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
 Class A (net asset value plus 4.17% of net asset value per share)                $    11.32
------------------------------------------------------------------------------
 Class L (net asset value plus 1.01% of net asset value per share)                $    10.97
--------------------------------------------------------------------------------- -----------

 * Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from purchase (See Note 4).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Oregon Municipals Fund                                           15

--------------------------------------------------------------------------------
Statement of Operations                        For the Year Ended April 30, 1999


INVESTMENT INCOME:
 Interest                                                               $1,876,216
--------------------------------------------------------------------    ----------
EXPENSES:
 Distribution fees (Note 4)                                                157,914
 Investment advisory fees (Note 4)                                         112,082
 Administration fees (Note 4)                                               62,846
 Audit and legal                                                            30,166
 Shareholder and system servicing fees                                      26,609
 Shareholder communications                                                 25,679
 Trustees' fees                                                             15,060
 Pricing service fees                                                        7,132
 Registration fees                                                           6,483
 Amortization of deferred organization costs                                 6,332
 Custody                                                                     2,094
 Other                                                                       3,687
--------------------------------------------------------------------    ----------
 Total Expenses                                                            456,084
 Less: Investment advisory and administration fee waivers (Note 4)         (42,910)
--------------------------------------------------------------------    ----------
 Net Expenses                                                              413,174
--------------------------------------------------------------------    ----------
Net Investment Income                                                    1,463,042
--------------------------------------------------------------------    ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FUTURES CONTRACTS (NOTES 5 AND 7):
 Realized Gain (Loss) From:
  Security transactions (excluding short-term securities)                  148,225
  Futures contracts                                                        (12,089)
--------------------------------------------------------------------    ----------
 Net Realized Gain                                                         136,136
--------------------------------------------------------------------    ----------
 Change in Net Unrealized Appreciation of Investments:
  Beginning of year                                                      1,467,894
  End of year                                                            1,898,002
--------------------------------------------------------------------    ----------
 Increase in Net Unrealized Appreciation                                   430,108
--------------------------------------------------------------------    ----------
Net Gain on Investments and Futures Contracts                              566,244
--------------------------------------------------------------------    ----------
Increase in Net Assets From Operations                                  $2,029,286
--------------------------------------------------------------------    ----------


                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
16                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Changes in Net Assets                For the Years Ended April 30,


                                                                          1999              1998
                                                                    ---------------   ---------------
OPERATIONS:
 Net investment income                                              $ 1,463,042       $ 1,305,551
 Net realized gain+                                                     136,136           167,712
 Increase in net unrealized appreciation                                430,108           992,126
-----------------------------------------------------------------   ------------      ------------
 Increase in Net Assets From Operations                               2,029,286         2,465,389
-----------------------------------------------------------------   ------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 3):
 Net investment income                                               (1,479,516)       (1,284,672)
 Net realized gains                                                    (282,224)               --
-----------------------------------------------------------------   ------------      ------------
 Decrease in Net Assets From Distributions to Shareholders           (1,761,740)       (1,284,672)
-----------------------------------------------------------------   ------------      ------------
FUND SHARE TRANSACTIONS (NOTE 6):
 Net proceeds from sale of shares                                     9,452,267         7,708,928
 Net asset value of shares issued for reinvestment of dividends       1,169,668           834,873
 Cost of shares reacquired                                           (3,077,154)       (2,418,872)
-----------------------------------------------------------------   ------------      ------------
 Increase in Net Assets From Fund Share Transactions                  7,544,781         6,124,929
-----------------------------------------------------------------   ------------      ------------
Increase in Net Assets                                                7,812,327         7,305,646
NET ASSETS:
 Beginning of year                                                   31,171,680        23,866,034
-----------------------------------------------------------------   ------------      ------------
 End of year*                                                       $38,984,007       $31,171,680
-----------------------------------------------------------------   ------------      ------------
* Includes undistributed net investment income:                     $     1,019       $    13,447
-----------------------------------------------------------------   ------------      ------------

+Due to a prior period's cash contribution, net realized gains for Federal income tax purposes were $149,479 and $186,960 for the years ended April 30, 1999 and 1998.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Oregon Municipals Fund                                           17

--------------------------------------------------------------------------------
Notes to Financial Statements


1. Significant Accounting Policies

Smith Barney Oregon Municipals Fund ("Fund"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the quoted bid and ask prices provided by an independent pricing service; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on an accrual basis; market discount is recognized upon the disposition of the security; (f) direct expenses are charged to the Fund and each class; investment advisory, administration fees and general fund expenses are allocated on the basis of relative net assets by class; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At April 30, 1999, reclassifications were made to the capital accounts of the Fund to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Accordingly, reclassifications were made from total paid-in capital to accumulated net realized gains and overdistributed net investment income in the amounts of $32,591 and $4,046, respectively. Net investment income, net realized gains and net assets were not affected by this change; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, organization costs have been deferred and amortized on a straight-line method over a five-year period, beginning with the commencement of the Fund's operations in May 1994. As of April 30, 1999, deferred organization costs have been fully amortized.


2. Fund Concentration

Since the Fund invests primarily in obligations of issuers within Oregon, it is subject to possible concentration risks associated with economic, political or legal developments or industrial or regional matters specifically affecting Oregon.


--------------------------------------------------------------------------------
18                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)


3. Exempt-Interest Dividends and Other Distributions

The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually. Additional taxable distributions may be made if necessary to avoid a Federal excise tax.


4. Investment Advisory Agreement, Administration Agreement and Affiliated Transactions

SSBC Fund Management Inc. ("SSBC"), formerly known as Mutual Management Corp., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment adviser to the Fund. The Fund pays SSBC an investment advisory fee calculated at an annual rate of 0.30% of the Fund's average daily net assets. This fee is calculated daily and paid monthly. SSBC waived $27,883 of the investment advisory fees for the Fund for the year ended April 30, 1999.

SSBC also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets up to $500 million and 0.18% of the average daily net assets in excess of $500 million. This fee is calculated daily and paid monthly. SSBC waived $15,027 of its administration fees for the year ended April 30, 1999.

On October 8, 1998, CFBDS, Inc. became the Fund's distributor. Prior to that date Salomon Smith Barney Inc. ("SSB"), was the Fund's distributor. SSB, as well as certain other broker-dealers, continues to sell Fund shares to the public as members of the selling group.

On June 12, 1998, the Portfolio's existing Class C shares were renamed Class L shares. Effective June 15, 1998, Class L shares are being sold at net asset value plus a maximum initial sales charge of 1.00%. Class L shares also have a 1.00% contingent deferred sales charge ("CDSC"), which applies if redemption occurs within the first year of purchase.

There is also a CDSC of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred.

For the year ended April 30, 1999, SSB and CFBDS received sales charges of $75,000 and $9,000 on sales of the Fund's Class A and Class L shares, respectively. In addition, CDSCs paid to SSB and CFBDS for Class B and Class L shares were approximately $24,000 and $1,000 respectively.



--------------------------------------------------------------------------------
Smith Barney Oregon Municipals Fund                                           19

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)


Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A, B and L shares calculated at an annual rate of 0.15% of the average daily net assets for each respective class. In addition, the Fund pays a distribution fee with respect to its Class B and L shares calculated at the annual rates of 0.50% and 0.55% of the average daily net assets for each class, respectively. For the year ended April 30, 1999, total Distribution Plan fees incurred were:

                            Class A      Class B       Class L
                           ---------   -----------   ----------
Distribution Plan Fees     $21,206     $119,330       $17,378
------------------------   -------     --------       -------


All officers and one Trustee of the Fund are employees of SSB.


5. Investments

During the year ended April 30, 1999, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:


Purchases     $17,070,228
-----------   -----------
Sales           9,860,820
-----------   -----------

At April 30, 1999, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:


Gross unrealized appreciation      $2,186,159
Gross unrealized depreciation         (46,430)
-------------------------------    ----------
Net unrealized appreciation        $2,139,729
-------------------------------    ----------


6. Shares of Beneficial Interest

At April 30, 1999, the Fund had an unlimited number of shares of beneficial interest authorized with par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares. Effective June 12, 1998, the Fund adopted the renaming of existing Class C shares as Class L shares.

At April 30, 1999, total paid-in capital amounted to the following for each class:

                              Class A          Class B         Class L
                          --------------   --------------   -------------
Total Paid-in Capital     $15,144,635      $18,786,399      $3,099,737
-----------------------   -----------      -----------      ----------



--------------------------------------------------------------------------------
20                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)


Transactions in shares of each class were as follows:


                                            Year Ended                       Year Ended
                                          April 30, 1999                   April 30, 1998
                                  ------------------------------   ------------------------------
                                     Shares           Amount          Shares           Amount
                                  ------------   ---------------   ------------   ---------------
Class A
Shares sold                          340,767      $  3,725,265        227,196      $  2,433,102
Shares issued on reinvestment         45,010           491,631         32,120           344,459
Shares reacquired                    (63,742)         (698,280)       (61,216)         (654,241)
-------------------------------      -------      ------------        -------      ------------
Net Increase                         322,035      $  3,518,616        198,100      $  2,123,320
-------------------------------      -------      ------------        -------      ------------
Class B
Shares sold                          395,222      $  4,317,774        358,803      $  3,835,768
Shares issued on reinvestment         53,382           582,138         40,875           437,701
Shares reacquired                   (173,824)       (1,903,362)      (132,271)       (1,424,718)
-------------------------------     --------      ------------       --------      ------------
Net Increase                         274,780      $  2,996,550        267,407      $  2,848,751
-------------------------------     --------      ------------       --------      ------------
Class L+
Shares sold                          128,930      $  1,409,228        133,622      $  1,440,058
Shares issued on reinvestment          8,787            95,899          4,905            52,713
Shares reacquired                    (43,294)         (475,512)       (31,329)         (339,913)
-------------------------------     --------      ------------       --------      ------------
Net Increase                          94,423      $  1,029,615        107,198      $  1,152,858
-------------------------------     --------      ------------       --------      ------------

+ On June 12, 1998, Class C shares were renamed Class L shares.


7. Futures Contracts

Initial margin deposits are made upon entering into futures contracts and are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.

The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bear the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At April 30, 1999, the Fund had no open futures contracts.



--------------------------------------------------------------------------------
Smith Barney Oregon Municipals Fund                                           21

--------------------------------------------------------------------------------
Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year ended April 30, except where noted:

Class A Shares                           1999(1)         1998          1997          1996        1995(2)(4)
------------------------------------   -----------   -----------   -----------   -----------   --------------
Net Asset Value, Beginning of Year       $ 10.76       $ 10.27      $ 10.26       $ 10.09        $   9.55
------------------------------------     -------       -------      -------       -------        --------
Income From Operations:
 Net investment income(3)                  0.49          0.53          0.54          0.55            0.49
 Net realized and unrealized gain          0.20          0.48          0.16          0.22            0.54
------------------------------------     -------       -------      -------       -------        --------
Total Income From Operations               0.69          1.01          0.70          0.77            1.03
------------------------------------     -------       -------      -------       -------        --------
Less Distributions From:
 Net investment income                     (0.49)        (0.52)        (0.54)        (0.54)         (0.49)
 Net realized gains                        (0.09)           --         (0.13)        (0.06)            --
 Excess of net realized gains                 --            --         (0.02)           --             --
------------------------------------     -------       -------      --------      --------       --------
Total Distributions                        (0.58)        (0.52)        (0.69)        (0.60)         (0.49)
------------------------------------     -------       -------      --------      --------       --------
Net Asset Value, End of Year             $ 10.87       $ 10.76      $  10.27       $ 10.26       $  10.09
------------------------------------     -------       -------      --------      --------       --------
Total Return                                6.56%         9.97%         7.01%         7.70%         11.08%++
------------------------------------     -------       -------      --------      --------       --------
Net Assets, End of Year (000s)           $15,994       $12,371      $  9,769      $  7,520       $  6,323
------------------------------------     -------       -------      --------      --------       --------
Ratios to Average Net Assets:
 Expenses(3)                                0.87%         0.65%         0.65%         0.66%          0.82%+
 Net investment income                      4.49          4.96          5.21          5.21           5.28+
------------------------------------     -------       -------      --------      --------       --------
Portfolio Turnover Rate                       28%           49%           37%           75%            30%
------------------------------------     -------       -------      --------      --------       --------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) For the period from May 23, 1994 (inception date) to April 30, 1995.
(3) The investment adviser and administrator waived all or part of their fees for the years ended April 30, 1999, 1998, 1997, 1996 and the period ended April 30, 1995. In addition, the investment adviser has reimbursed the Fund for $53,166, $85,446 and $64,336 in expenses for the years ended April 30, 1997, 1996 and the period ended April 30, 1995, respectively. If such fees were not waived and expenses were not reimbursed, the per share effect on the net investment income and the ratios of expenses to average net assets would have been as follows:

                                                                                           Expense Ratios
                              Per Share Decreases                                      Without Fee Waivers
                            to Net Investment Income                                   and Reimbursements
             ------------------------------------------------------   ---------------------------------------------------------
                1999       1998       1997       1996       1995         1999        1998       1997       1996        1995
             ---------- ---------- ---------- ---------- ----------   ----------  ---------- ---------- ---------- ------------
   Class A     $ 0.01     $ 0.05     $ 0.07     $ 0.11     $ 0.12         0.99%       1.12%      1.41%      1.75%       2.05%+


(4) Total return for Class A shares for the period ended April 30, 1995 includes the effect of the cash contribution from the adviser which was made on October 24, 1994. The total amount of this contribution was $251,349. Without this cash contribution the total return would have been 6.23%.
++  Total return is not annualized, as it may not be representative of the total return for the year.
+  Annualized.



--------------------------------------------------------------------------------
22                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended April 30, except where noted:


Class B Shares                           1999(1)         1998          1997          1996        1995(2)(4)
------------------------------------   -----------   -----------   -----------   -----------   --------------
Net Asset Value, Beginning of Year       $ 10.75       $ 10.26       $ 10.25      $ 10.09        $   9.55
------------------------------------     -------       -------       -------      -------        --------
Income From Operations:
 Net investment income(3)                   0.43          0.48          0.48          0.49           0.44
 Net realized and unrealized gain           0.20          0.48          0.17          0.22           0.55
------------------------------------     -------       -------       -------      -------        --------
Total Income From Operations                0.63          0.96          0.65          0.71           0.99
------------------------------------     -------       -------       -------      -------        --------
Less Distributions From:
 Net investment income                     (0.44)        (0.47)        (0.49)        (0.49)         (0.45)
 Net realized gains                        (0.09)           --         (0.13)        (0.06)            --
 Excess of net realized gains                 --            --         (0.02)           --             --
------------------------------------     -------       -------       -------      --------       --------
Total Distributions                        (0.53)        (0.47)        (0.64)        (0.55)         (0.45)
------------------------------------     -------       -------       -------      --------       --------
Net Asset Value, End of Year             $ 10.85       $ 10.75       $ 10.26      $  10.25       $  10.09
------------------------------------     -------       -------       -------      --------       --------
Total Return                                5.94%         9.43%         6.48%         7.09%         10.59%++
------------------------------------     -------       -------       -------      --------       --------
Net Assets, End of Year (000s)           $19,833       $16,691       $13,184      $  9,861       $  6,558
------------------------------------     -------       -------       -------      --------       --------
Ratios to Average Net Assets:
 Expenses(3)                                1.39%         1.17%         1.17%         1.21%          1.38%+
 Net investment income                      3.97          4.44          4.69          4.62           4.74+
------------------------------------     -------       -------       -------      --------       --------
Portfolio Turnover Rate                       28%           49%           37%           75%            30%
------------------------------------     -------       -------       -------      --------       --------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) For the period from May 23, 1994 (inception date) to April 30, 1995.
(3) The investment adviser and administrator waived all or part of their fees for the years ended April 30, 1999, 1998, 1997, 1996 and the period ended April 30, 1995. In addition, the investment adviser has reimbursed the Fund for $53,166, $85,446 and $64,336 in expenses for the years ended April 30, 1997, 1996 and the period ended April 30, 1995, respectively. If such fees were not waived and expenses were not reimbursed, the per share effect on the net investment income and the ratios of expenses to average net assets would have been as follows:

                                                                                           Expense Ratios
                              Per Share Decreases                                      Without Fee Waivers
                            to Net Investment Income                                   and Reimbursements
             ------------------------------------------------------ ---------------------------------------------------------
                1999       1998       1997       1996       1995         1999        1998       1997       1996        1995
             ---------- ---------- ---------- ---------- ----------   ----------  ---------- ---------- ---------- ------------
   Class B     $ 0.01     $ 0.05     $ 0.07     $ 0.11     $ 0.11         1.51%       1.63%      1.93%      2.29%       2.59%+


(4) Total return for Class B shares for the period ended April 30, 1995 includes the effect of the cash contribution from the adviser which was made on October 24, 1994. The total amount of this contribution was $221,558. Without this cash contribution the total return would have been 5.55%.
++  Total return is not annualized, as it may not be representative of the total return for the year.
+  Annualized.



--------------------------------------------------------------------------------
Smith Barney Oregon Municipals Fund                                           23

--------------------------------------------------------------------------------
Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended April 30, except where noted:

Class L Shares(1)                        1999(2)         1998          1997          1996(3)
------------------------------------   -----------   -----------   -----------   --------------
Net Asset Value, Beginning of Year      $  10.76       $ 10.27       $ 10.26        $  10.28
------------------------------------    --------       -------       -------        --------
Income From Operations:
 Net investment income(4)                   0.43          0.47          0.47            0.45
 Net realized and unrealized gain           0.20          0.48          0.17            0.06
------------------------------------    --------       -------       -------        --------
Total Income From Operations                0.63          0.95          0.64            0.51
------------------------------------    --------       -------       -------        --------
Less Distributions From:
 Net investment income                     (0.44)        (0.46)        (0.48)         (0.47)
 Net realized gains                        (0.09)           --         (0.13)         (0.06)
 Excess of net realized gains                 --            --         (0.02)            --
------------------------------------    --------      --------      --------       --------
Total Distributions                        (0.53)        (0.46)        (0.63)         (0.53)
------------------------------------    --------      --------      --------       --------
Net Asset Value, End of Year            $  10.86       $ 10.76       $ 10.27       $  10.26
------------------------------------    --------      --------      --------       --------
Total Return                                5.90%         9.38%         6.43%          4.99%++
------------------------------------    --------      --------      --------       --------
Net Assets, End of Year (000s)          $  3,157      $  2,110      $    913       $    614
------------------------------------    --------      --------      --------       --------
Ratios to Average Net Assets:
 Expenses(4)                                1.43%         1.21%         1.21%          1.25%+
 Net investment income                      3.94          4.39          4.66           4.80+
------------------------------------    --------      --------      --------       --------
Portfolio Turnover Rate                       28%           49%           37%            75%
------------------------------------    --------      --------      --------       --------

(1) On June 12, 1998, Class C shares were renamed Class L shares.
(2) Per share amounts have been calculated using the monthly average shares method.
(3) For the period from May 16, 1995 (inception date) to April 30, 1996.
(4) The investment adviser and administrator waived all or part of their fees for the years ended April 30, 1999, 1998, 1997 and the period ended April 30, 1996. In addition, the investment adviser has reimbursed the Fund for $53,166 and $85,446 in expenses for the year ended April 30, 1997 and the period ended April 30, 1996, respectively. If such fees were not waived and expenses were not reimbursed, the per share effect on the net investment income and the ratios of expenses to average net assets would have been as follows:

                                                                                         Expense Ratios
                                  Per Share Decreases                                  Without Fee Waivers
                               to Net Investment Income                                and Reimbursements
                   -------------------------------------------------   ---------------------------------------------------
                      1999         1998         1997         1996         1999         1998         1997          1996
                   ----------   ----------   ----------   ----------   ----------   ----------   ----------   ------------
    Class L(1)       $ 0.01       $ 0.04       $ 0.06       $ 0.10         1.55%        1.67%        1.96%         2.38%+


++ Total return is not annualized, as it may not be representative of the total return for the year.
+  Annualized.



--------------------------------------------------------------------------------
24                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Independent Auditors' Report


To the Shareholders and Board of Trustees of the Smith Barney Oregon Municipals Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Smith Barney Oregon Municipals Fund as of April 30, 1999, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period from May 23, 1994 (commencement of operations) to April 30, 1995, were audited by other auditors whose report thereon, dated June 19, 1995, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Smith Barney Oregon Municipals Fund as of April 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the four-year period then ended, in conformity with generally accepted accounting principles.


/s/ KPMG LLP


New York, New York
June 14, 1999



--------------------------------------------------------------------------------
Smith Barney Oregon Municipals Fund                                           25

--------------------------------------------------------------------------------
Tax Information (unaudited)


For Federal tax purposes the Fund hereby designates for the fiscal year ended April 30, 1999:


 o 100% of the dividends paid by the fund from net investment income as tax exempt for regular Federal income tax purposes.

 o Long-term capital gain distributions paid of $170,951.



--------------------------------------------------------------------------------
26                                            1999 Annual Report to Shareholders

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


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

                                                            SALOMON SMITH BARNEY
                                                           A member of citigroup


Trustees

Herbert Barg
Alfred J. Bianchetti
Martin Brody
Dwight B. Crane
Burt N. Dorsett
Elliott S. Jaffe
Stephen E. Kaufman
Joseph J. McCann
Heath B. McLendon, Chairman
Cornelius C. Rose, Jr.
James J. Crisona, Emeritus


Officers

Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Peter M. Coffey
Vice President and
Investment Officer

Paul A. Brook
Controller

Christina T. Sydor
Secretary


Investment Adviser
and Administrator

SSBC Fund Management Inc.


Distributor

CFBDS, Inc.


Custodian

PNC Bank, N.A.


Transfer Agent

First Data Investors Services
Group, Inc.
P.O. Box 9134
Boston, MA 02205-9134

This report is submitted for the general information of the shareholders of Smith Barney Oregon Municipals Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

Smith Barney
Oregon Municipals Funds
388 Greenwich Street, MF-2
New York, New York 10013

www.smithbarney.com

FD0955 6/99